                                                            Exhibit (10)(iii)(k)



                HONEYWELL SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN
          FOR BENEFITS IN EXCESS OF LIMITS UNDER TAX REFORM ACT OF 1986
                                   (TRA SERP)
               (Amended and Restated Effective September 20, 1994)


                                TABLE OF CONTENTS


ARTICLE I - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .    1
       1.1  ACT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
       1.2  BASE PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . .    1
       1.3  CODE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
       1.4  COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
       1.5  CORPORATE EXECUTIVE COMPENSATION PLAN (CECP) . . . . . . . . .    1
       1.6  CORPORATE EXECUTIVE COMPENSATION PLAN SERP . . . . . . . . . .    1
       1.7  EARLY RETIREMENT . . . . . . . . . . . . . . . . . . . . . . .    2
       1.8  EARNINGS LIMITATION. . . . . . . . . . . . . . . . . . . . . .    2
       1.9  EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . . .    2
       1.10 EXCESS BENEFIT PLAN. . . . . . . . . . . . . . . . . . . . . .    2
       1.11 HONEYWELL. . . . . . . . . . . . . . . . . . . . . . . . . . .    2
       1.12 MID-CAREER SERP. . . . . . . . . . . . . . . . . . . . . . . .    2
       1.13 NORMAL RETIREMENT. . . . . . . . . . . . . . . . . . . . . . .    2
       1.14 PARTICIPANT. . . . . . . . . . . . . . . . . . . . . . . . . .    2
       1.15 PERMANENT AND TOTAL DISABILITY . . . . . . . . . . . . . . . .    3
       1.16 PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
       1.17 SPOUSE . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
       1.18 TRA '86 AMENDMENT DATE . . . . . . . . . . . . . . . . . . . .    3
       1.19 TWO HUNDRED THOUSAND ($200K) SERP. . . . . . . . . . . . . . .    3

ARTICLE II - PLAN FORMULA. . . . . . . . . . . . . . . . . . . . . . . . .    4
       2.1  TRA SERP FORMULA . . . . . . . . . . . . . . . . . . . . . . .    4

ARTICLE III - BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . .    6
       3.1  NORMAL RETIREMENT. . . . . . . . . . . . . . . . . . . . . . .    6
       3.2  EARLY RETIREMENT . . . . . . . . . . . . . . . . . . . . . . .    7
       3.3  CHANGE IN CONTROL. . . . . . . . . . . . . . . . . . . . . . .    8
       3.4  PERMANENT AND TOTAL DISABILITY . . . . . . . . . . . . . . . .   10
       3.5  IMMEDIATE PRE-RETIREMENT SURVIVING SPOUSE BENEFIT. . . . . . .   11
       3.6  DEFERRED SURVIVING SPOUSE BENEFIT. . . . . . . . . . . . . . .   12
       3.7  SURVIVING CHILDREN'S BENEFIT . . . . . . . . . . . . . . . . .   14
       3.8  Vested Participant's Benefit . . . . . . . . . . . . . . . . .   14

ARTICLE IV - PAYMENT OF BENEFITS . . . . . . . . . . . . . . . . . . . . .   15
       4.1  FORM OF PAYMENT. . . . . . . . . . . . . . . . . . . . . . . .   15
       4.2  TIME OF PAYMENTS . . . . . . . . . . . . . . . . . . . . . . .   16
       4.3  PAYMENT SUBSEQUENT TO A CHANGE IN CONTROL. . . . . . . . . . .   16
       4.4  PAYMENTS SUBSEQUENT TO THE PARTICIPANT'S RETIREMENT. . . . . .   18

ARTICLE V - ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . .   19
       5.1  PERSONNEL COMMITTEE. . . . . . . . . . . . . . . . . . . . . .   19

ARTICLE VI - AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . .   20
       6.1  AMENDMENT AND TERMINATION. . . . . . . . . . . . . . . . . . .   20

ARTICLE VII - GENERAL CONDITIONS . . . . . . . . . . . . . . . . . . . . .   21
       7.1  NON-ASSIGNABILITY OF THE RIGHT TO RECEIVE BENEFITS . . . . . .   21
       7.2  APPLICABLE LAW . . . . . . . . . . . . . . . . . . . . . . . .   21

ARTICLE VIII - FUNDING . . . . . . . . . . . . . . . . . . . . . . . . . .   22
       8.1  SOURCE OF PAYMENTS . . . . . . . . . . . . . . . . . . . . . .   22
       8.2  STATUS OF PARTICIPANTS . . . . . . . . . . . . . . . . . . . .   22
       8.3  FICA AND FUTA CONTRIBUTIONS ON PLAN BENEFITS . . . . . . . . .   22

ARTICLE IX - CLAIMS PROCEDURE. . . . . . . . . . . . . . . . . . . . . . .   23
       9.1  FILING OF A CLAIM FOR BENEFITS . . . . . . . . . . . . . . . .   23
       9.2  NOTIFICATION TO CLAIMANT OF DECISION . . . . . . . . . . . . .   23
       9.3  CONTENT OF NOTICE. . . . . . . . . . . . . . . . . . . . . . .   23
       9.4  REVIEW PROCEDURE . . . . . . . . . . . . . . . . . . . . . . .   24

  9.5  DECISION ON REVIEW. . . . . . . . . . . . . . . . . . . . . . . . .   25

TABLE I:
       ACTUARIAL ASSUMPTIONS FOR LUMP SUM PAYMENTS . . . . . . . . . . . .   27

TABLE II:
       VESTED ACCRUED BENEFITS UNDER THE TRA
       SERP THROUGH DECEMBER 31, 1993. . . . . . . . . . . . . . . . . . .   28


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                HONEYWELL SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN
          FOR BENEFITS IN EXCESS OF LIMITS UNDER TAX REFORM ACT OF 1986
                                   (TRA SERP)
               (Amended and Restated Effective September 20, 1994)


  ARTICLE I - DEFINITIONS

  1.1  ACT.  The Tax Reform Act of 1986.

  1.2 BASE PLAN. The Honeywell Retirement Benefit Plan, as from time to time amended.

  1.3 CODE. The Internal Revenue Code of 1986, as from time to time amended.

  1.4 COMPANY. Honeywell Inc. and any subsidiary which is designated for inclusion in the Plan, as hereafter defined, by the Board of Directors of Honeywell Inc.

  1.5 CORPORATE EXECUTIVE COMPENSATION PLAN (CECP). An incentive compensation plan maintained by the Company to provide incentive compensation for a select group of management or highly compensated employees, as from time to time amended.

  1.6 CORPORATE EXECUTIVE COMPENSATION PLAN SERP. The Honeywell Supplementary Executive Compensation Plan for CECP Participants, as it may be amended from time to time, maintained to provide benefits for a select group of management or highly compensated employees who have deferred their incentive awards under the Honeywell Corporate Executive Compensation Plan.

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  1.7  EARLY RETIREMENT.  Retirement by a Participant under his or her Base
  Plan, which is defined as the termination of employment on or after his or her 55th birthday and after he or she has been credited with 10 or more years of "Credited Service for Benefit Accrual" under the Base Plan.

  1.8 EARNINGS LIMITATION. The maximum amount of compensation of a Participant and his or her family members permitted to be taken into account under the Base Plan pursuant to Section 401(a)(17) of the Code (as it may be adjusted from time to time pursuant to the Code).

  1.9  EFFECTIVE DATE.  The original effective date of this Plan is July 1,
  1989.

  1.10 EXCESS BENEFIT PLAN. The Honeywell Supplementary Retirement Plan, as it may be amended from time to time, maintained to provide benefits for a select group of management or highly compensated employees in excess of the limitations on contributions and benefits imposed by Section 415 of the Code.

  1.11 HONEYWELL.  Honeywell Inc., a Delaware corporation.

  1.12 MID-CAREER SERP. The Honeywell Supplementary Executive Retirement Plan for Mid-Career Hires, as it may be amended from time to time, maintained for certain executives or highly compensated employees of the Company to provide augmented credited service for retirement benefit determination.

  1.13 NORMAL RETIREMENT. Retirement by a Participant on or after his or her "Social Security Retirement Age" as defined under his or her Base Plan.

  1.14 PARTICIPANT. An employee of the Company who was covered under the Corporate Executive Compensation Plan at the time of his or her cessation of active work with the Company, who is a participant in the Base Plan on or after July 1, 1989, and whose accrued benefit under the Base Plan, as a highly compensated employee as defined under Section 414(q)(1)(A) or (B) of the Code, was frozen as of June 30, 1989, or June 30, 1990, in compliance with IRS Notice 88-131, Alternative IID.

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  1.15 PERMANENT AND TOTAL DISABILITY.  The disability of a Participant whereby such Participant is wholly disabled by bodily injury or disease and will be permanently, continuously and wholly prevented thereby for life from engaging in any occupation or employment for wage or profit.

  1.16 PLAN. This Honeywell Supplementary Executive Retirement Plan for Benefits in Excess of Limits under Tax Reform Act of 1986 ("TRA SERP"), maintained to provide benefits for a select group of management or highly compensated employees, effective July 1, 1989 and amended through September 15, 1992.

  1.17 SPOUSE. A person who is formally married to a Participant as determined by the Honeywell Pension and Retirement Administrative Committee for purposes of the Base Plan by applying the laws of the state or country in which it determines that the Participant is domiciled at the time of such determination of status.

  1.18 TRA '86 AMENDMENT DATE. That date on which the Base Plan was amended to comply with the Act, January 2, 1991.

  1.19 TWO HUNDRED THOUSAND ($200K) SERP. The Honeywell Supplementary Executive Retirement Plan for Compensation in Excess of $200,000.

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  ARTICLE II - PLAN FORMULA

  2.1 TRA SERP FORMULA. That annual benefit equal to Paragraph (a) minus Paragraph (b).

       (a)  The applicable benefit computed for a Participant under the Base
            Plan:

            (i) by including under the definition of "Earnings" for the purposes of arriving at "Final Average Earnings" under the Base Plan the amount of any "Earnings" under the Base Plan which are in excess of the Earnings Limitation;

           (ii) by including under the definition of "Earnings" for purposes of arriving at "Final Average Earnings" under the Base Plan the amount of any deferred incentive award in the year in which the award would otherwise have been paid by the Corporate Executive Compensation Plan;

          (iii) by disregarding the provisions of such Base Plan limiting the maximum benefit payable thereunder to the maximum benefit permitted by the provisions of Section 415 of the Code in a pension plan qualifying under Section 401 of the Code;

           (iv) by disregarding the Base Plan's amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze the "Accrued Benefit" which highly compensated Base Plan participants were eligible to receive under the Base Plan pursuant to Section 5.8 of the Base Plan in effect on June 30, 1989, so as to apply the Base Plan formula in effect through the TRA '86 Amendment Date; and

            (v) by excluding "Augmented Credited Service for Benefits Accrual" under the Mid-Career SERP, if the Mid-Career SERP is applicable to the Participant.

       (b)  the applicable benefit computed for a Participant under the Base
            Plan:

            (i) by including under the definition of "Earnings" for the purposes of arriving at "Final Average Earnings" under the Base Plan the amount of any "Earnings" under the Base Plan which are in excess of the Earnings Limitation;

           (ii) by including under the definition of "Earnings" for purposes of arriving at "Final Average Earnings" under the Base Plan the amount of any deferred incentive award in the year in which the award would otherwise have been paid by the Corporate Executive Compensation Plan;

          (iii) by disregarding the provisions of such Base Plan limiting the maximum benefit payable thereunder to the maximum benefit permitted by the provisions of Section 415 of the Code in a pension plan qualifying under Section 401 of the Code;

           (iv) by not exceeding the Participant's frozen "Accrued Benefit" determined under the Base Plan as of June 30, 1989 (or June 30, 1990, whichever may be applicable) as required by
                 Section 8.2 of that Plan; and

            (v) by excluding "Augmented Credited Service for Benefit Accrual" under the Mid-Career SERP, if applicable to the Participant.

  ARTICLE III - BENEFITS

  3.1  NORMAL RETIREMENT.
       (a)  PRIOR TO TRA '86 AMENDMENT DATE
            Upon retirement before the TRA '86 Amendment Date, the Participant's annual "Normal Retirement Benefit" under his or her Base Plan computed (i) without regard to the Base Plan's amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze the accrued benefit which highly compensated Base Plan participants are eligible to receive under the Base Plan pursuant to Section 5.8 of the Base Plan, (ii) by including under the definition of "Earnings" for the purpose of arriving at "Final Average Earnings" under the Base Plan his or her "Earnings" under the Base Plan which are in excess of the Earnings Limitation, (iii) by including under the definition of "Earnings" for purposes of arriving at "Final Average Earnings" under the Base Plan the amount of any deferred incentive award in the year in which the award would otherwise have been paid by the Corporate Executive Compensation Plan, and (iv) without regard to the provisions of such Base Plan limiting the maximum benefit payable thereunder to the maximum benefit permitted under the provisions of Section 415 of the Code in a pension plan qualifying under Section 401 of the Code, LESS (A) the amount of the greater of his or her annual "Normal Retirement Benefit" or "Minimum Normal Retirement Benefit" determined under his or her Base Plan, as limited pursuant to Section 5.8 of the Base Plan as a result of its amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze his or her accrued benefit under the Base Plan, (B) the amount of his or her annual "Normal Retirement Benefit" provided to him or her under the $200K SERP, (C) the amount of his or her annual "Normal Retirement Benefit" provided to him or her under the Corporate Executive Compensation Plan SERP, and (D) the amount of the annual "Normal Retirement Benefit" provided to him or her under the Excess Benefit Plan.

       (b)  ON AND AFTER TRA '86 AMENDMENT DATE
            Upon retirement on or after the TRA '86 Amendment Date, a Participant shall be eligible for life for an annual benefit determined by calculating the Participant's annual "Normal Retirement Benefit" under the Base Plan in accordance with the TRA SERP Formula prescribed in Section 2.1.

  3.2 EARLY RETIREMENT. Upon Early Retirement at or after his or her Early Retirement Date, a Participant shall be eligible for life for an annual benefit in an amount equal to the greater of his or her "Early Retirement Benefit" or "Minimum Early Retirement Benefit" under his or her Base Plan determined as follows:

       (a)  PRIOR TO TRA '86 AMENDMENT DATE
            Upon Early Retirement before the TRA '86 Amendment Date, the Participant's annual "Early Retirement Benefit" under his or her Base Plan computed (i) without regard to the Base Plan's amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze the accrued benefit which highly compensated Base Plan participants are eligible to receive under the Base Plan pursuant to Section 5.8 of the Base Plan, (ii) by including under the definition of "Earnings" for the purpose of arriving at "Final Average Earnings" under the Base Plan his or her "Earnings" under the Base Plan which are in excess of the Earnings Limitation, (iii) by including under the definition of "Earnings" for purposes of arriving at "Final Average Earnings" under the Base Plan the amount of any deferred incentive award in the year in which the award would otherwise have been paid by the Corporate Executive Compensation Plan, and (iv) without regard to the provisions of such Base Plan limiting the maximum benefit payable thereunder to the maximum benefit permitted under the provisions of Section 415 of the Code in a pension plan qualifying under Section 401 of the Code, LESS (A) the greater of the amount of his or her annual "Early Retirement Benefit" or "Minimum Early Retirement Benefit" determined under his or her Base Plan, as limited pursuant to Section 5.8 of the Base Plan as a result of its amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze his or her accrued benefit under the Base Plan,
            (B) the amount of his or her annual "Early Retirement Benefit" provided to him or her under the $200K SERP, (C) the amount of his or her annual "Early Retirement Benefit" provided to him or her under the Corporate Executive Compensation Plan SERP, and (D) the amount of the annual "Early Retirement Benefit" provided to him or her under the Excess Benefit Plan.

       (b)  ON OR AFTER TRA '86 AMENDMENT DATE
            Upon Early Retirement on or after the TRA '86 Amendment Date, a Participant shall be eligible for life for an annual benefit determined by calculating the Participant's annual "Early Retirement Benefit" under the Base Plan in accordance with the TRA SERP Formula as prescribed in Section 2.1.

  3.3 CHANGE IN CONTROL. In the event of a "Change in Control," as defined in this Section for all purposes of this Plan, each Participant's accrued benefit under the Plan shall become immediately and fully vested and shall be paid to the Participant in accordance with Section 4.3 of this Plan.

  For purposes of this Plan, a "Change in Control" of Honeywell shall have occurred if:

       (a) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than Honeywell, any subsidiary of Honeywell, any "person" (as hereinabove defined) acting on behalf of Honeywell as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustees or other fiduciary holding securities under an employee benefit plan of Honeywell or any corporation owned, directly or indirectly, by the stockholders of Honeywell in substantially the same proportions as their ownership of stock of Honeywell), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or

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            more of the combined voting power of the Company's then outstanding securities;

       (b) during any period of not more than two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board of Directors of Honeywell (the "Board"), and any new director (other than a director designated by a "person" who has entered into an agreement with Honeywell to effect a transaction described in clause (a), (c) or (d) of this Section) whose election by the Board of nomination for election by Honeywell's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

       (c) the stockholders of Honeywell approve a merger or consolidation of Honeywell with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of Honeywell outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of Honeywell or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of Honeywell (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30 percent of the combined voting power of Honeywell's then outstanding securities; or

       (d) the stockholders of Honeywell approve a plan of complete liquidation of Honeywell or an agreement for the sale or disposition by Honeywell of all or substantially all of the Company's assets (or any transaction having a similar effect).

  3.4 PERMANENT AND TOTAL DISABILITY. Upon the commencement of benefits by a Participant under his or her Base Plan, based on a determination of Permanent and Total Disability, he shall be eligible for life for an annual benefit in an amount equal to the annual "Disability Retirement Benefit" being paid to him or her under the Base Plan determined as follows:

       (a)  PRIOR TO TRA '86 AMENDMENT DATE
            Upon the receipt of benefits before the TRA '86 Amendment Date, the Participant's "Disability Benefit" being paid to him/her under the Base Plan computed (i) without regard to the Base Plan's amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze the accrued benefit which highly compensated Base Plan participants are eligible to receive under the Base Plan pursuant to Section 5.8 of the Base Plan,
            (ii) by including under the definition of "Earnings" for the purpose of arriving at "Final Average Earnings" under the Base Plan his or her "Earnings" under the Base Plan which are in excess of the Earnings Limitation, (iii) by including under the definition of "Earnings" for purposes of arriving at "Final Average Earnings" under the Base Plan the amount of any deferred incentive award in the year in which the award would otherwise have been paid by the Corporate Executive Compensation Plan, and
            (iv) without regard to the provisions of such Base Plan limiting the maximum benefit payable thereunder to the maximum benefit permitted under the provisions of Section 415 of the Code in a pension plan qualifying under Section 401 of the Code, LESS (A) the amount of his or her annual "Disability Benefit" determined under his or her Base Plan, as limited pursuant to Section 5.8 of the Base Plan as a result of its amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze his or her accrued benefit under the Base Plan, (B) the amount of his or her annual Disability Benefit provided to him or her under the $200K SERP, (C) the amount of his or her annual Disability Benefit provided to him or her under the Corporate Executive Compensation Plan SERP, and (D) the amount of the annual "Disability Benefit" provided to him or her under the Excess Benefit Plan.

       (b)  ON OR AFTER TRA '86 AMENDMENT DATE
            Upon receipt of benefits on and after the TRA '86 Amendment Date, an annual benefit determined by calculating the Participant's annual "Disability Retirement Benefit" under the Base Plan in accordance with the TRA SERP Formula as prescribed in Section 2.1.

  3.5 IMMEDIATE PRE-RETIREMENT SURVIVING SPOUSE BENEFIT. Upon the death of a married Participant who is eligible for Early Retirement under his or her Base Plan but who has not yet retired under such plan, his or her surviving Spouse on the date of his or her death shall be eligible for life for an annual benefit in an amount equal to such surviving Spouse's annual "Pre-retirement Surviving Spouse Benefit" under the Participant's Base Plan determined as follows:

       (a)  PRIOR TO TRA '86 AMENDMENT DATE
            Upon the Participant's death before the TRA '86 Amendment Date, an annual surviving Spouse benefit computed (i) without regard to the Base Plan's amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze the accrued benefit which highly compensated Base Plan participants are eligible to receive under the Base Plan pursuant to Section 5.8 of the Base Plan,
            (ii) by including under the definition of "Earnings" for the purpose of arriving at "Final Average Earnings" under the Base Plan the deceased Participant's "Earnings" under the Base Plan which are in excess of the Earnings Limitation, (iii) by including under the definition of "Earnings" for purposes of arriving at "Final Average Earnings" under the Base Plan the amount of any deferred incentive award in the year in which the award would otherwise have been paid to the deceased Participant by the Corporate Executive Compensation Plan, and (iv) without regard to the provisions of such Base Plan limiting the maximum benefit payable thereunder to the maximum benefit permitted under the provisions of Section 415 of the Code in a pension plan qualifying under Section 401 of the Code, LESS (A) the amount of the surviving Spouse's annual "Pre-retirement Surviving


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

            Spouse Benefit" determined under the deceased Participant's Base Plan, as limited pursuant to Section 5.8 of the Base Plan as a result of its amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze the Participant's accrued benefit under the Base Plan, (B) the amount of the surviving Spouse's annual "Pre-retirement Surviving Spouse Benefit" provided to such surviving Spouse under the $200K SERP, (C) the amount of the annual "Pre-retirement Surviving Spouse Benefit" provided to the surviving Spouse under the Corporate Executive Compensation Plan SERP, and (D) the amount of the annual "Pre-retirement Surviving Spouse Benefit" provided to such surviving Spouse under the Excess Benefit Plan.

       (b)  ON OR AFTER TRA '86 AMENDMENT DATE
            Upon death of the Participant on or after the TRA '86 Amendment Date, an annual benefit determined by calculating the surviving Spouse's annual "Pre-Retirement Surviving Spouse Benefit" under the Participant's Base Plan in accordance with the TRA SERP Formula as prescribed in Section 2.1.

  3.6 DEFERRED SURVIVING SPOUSE BENEFIT. Upon the death of a married Participant who is vested but not eligible for Early Retirement under his or her Base Plan and who is in the "Active Service" of the Company (as defined in the Base Plan) on the date of his or her death, on the first day of the month following the date such Participant would have attained his or her earliest retirement eligibility under his or her Base Plan as a vested Participant, his or her surviving Spouse on the date of his or her death shall be eligible for life for an annual benefit in an amount equal to such surviving Spouse's annual "Deferred Pre-retirement Surviving Spouse Benefit" under the Participant's Base Plan, after any reductions have been applied, determined as follows:

       (a)  PRIOR TO TRA '86 AMENDMENT DATE
            Upon the death of the Participant before the TRA '86 Amendment Date, an annual benefit computed (i) without regard to the Base Plan's amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze the accrued benefit which highly compensated Base Plan participants are eligible to receive under the Base Plan pursuant to Section 5.8 of the Base Plan, (ii) by including under the definition of "Earnings" for the purpose of arriving at "Final Average Earnings" under the Base Plan the deceased Participant's "Earnings" under the Base Plan which are in excess of the Earnings Limitation, (iii) by including under the definition of "Earnings" for purposes of arriving at "Final Average Earnings" under the Base Plan the amount of any deferred incentive award in the year in which the award would otherwise have been paid to the deceased Participant by the Corporate Executive Compensation Plan, and (iv) without regard to the provisions of such Base Plan limiting the maximum benefit payable thereunder to the maximum benefit permitted under the provisions of Section 415 of the Code in a pension plan qualifying under Section 401 of the Code, LESS (A) the amount of the Surviving spouse's annual "Deferred Surviving Spouse Benefit" determined under the deceased Participant's Base Plan, as limited pursuant to Section 5.8 of the Base Plan as a result of its amendment in compliance with IRS Notice 88-131, Alternative IID, which served to freeze his or her accrued benefit under the Base Plan, (B) the amount of the annual "Deferred Surviving Spouse Benefit" provided to such surviving Spouse under the $200K SERP,
            (C) the amount of the annual "Deferred Surviving Spouse Benefit" provided to the surviving Spouse under the Corporate Executive Compensation Plan SERP, and (D) the amount of the annual "Deferred Surviving Spouse Benefit" provided to the surviving Spouse under the Excess Benefit Plan.

       (b)  ON OR AFTER TRA '86 AMENDMENT DATE
            Upon the death of a Participant on or after the TRA '86 Amendment Date, an annual benefit determined by calculating the surviving Spouse's annual "Deferred Pre-Retirement Surviving Spouse Benefit" under the Participant's Base Plan in accordance with the TRA SERP Formula as prescribed in Section 2.1.

  3.7 SURVIVING CHILDREN'S BENEFIT. Upon the death of a Participant who is eligible for Early Retirement under his or her Base Plan and who is in the "Active Service" of the Company (as defined in the Base Plan), the surviving "Child" (as defined in the Base Plan) of a Participant (a) who has no surviving Spouse on the date of his or her death, or (b) whose surviving Spouse dies while receiving or while eligible to receive survivor benefits under the Base Plan shall be eligible until such Child's attainment of age 23 for an annual benefit determined by calculating the Child's annual "Surviving Children's Benefit" under the Participant's Base Plan in accordance with the TRA SERP Formula as prescribed in Section 2.1.

  3.8 VESTED PARTICIPANT'S BENEFIT. Upon the receipt of benefits by a Participant under his or her Base Plan who is not eligible for Early Retirement but for whom a specified accrued benefit has been determined under this Plan in accordance with Section 8.3 of this Plan, he or she shall be eligible for life for an annual benefit determined by calculating the Participant's "Vested Terminated Participant Benefit" under the Participant's Base Plan in accordance with the TRA SERP Formula as prescribed in Section 2.1.

  ARTICLE IV - PAYMENT OF BENEFITS

  4.1  FORM OF PAYMENT.
       (a)  NORMAL FORM OF PAYMENT.
            Except as otherwise provided in Paragraph (b) of this Section 4.1, a benefit under this Plan shall be paid in the form of the benefit paid with respect to the Participant under his or her Base Plan. Any election, designation of a beneficiary(ies) or contingent annuitant(s), or revocation made prior to the Participant's "Benefit Starting Date" and in effect under the Participant's Base Plan shall be in effect under this Plan.

       (b)  LUMP SUM FORM OF PAYMENT.
            Notwithstanding the provisions of Paragraph (a) of this Section 4.1, a Participant, who is eligible for Early Retirement or who will be eligible for Early Retirement within 13 months, may elect to receive the present value of the benefits payable to him or her under this Plan, as computed as of the last day of the month in which the earlier of the dates of the Participant's Early Retirement, or Normal Retirement, occurs by utilizing the interest rate and mortality assumptions set forth in Table I, which may be modified from time to time by the Board of Directors of Honeywell Inc. (or, in the case of the Participant's earlier death, the present value of such benefits so computed as of the later of the last day of the month in which the Participant's death or the Participant's earliest retirement eligibility under his or her Base Plan occurs) in a lump sum cash payment. The Participant's written election to receive a lump sum cash payment shall be submitted on a form provided for that purpose by the Company and consented to by the Participant's Spouse in writing if the Participant is married and delivered to the Vice
            President, Corporate Compensation and Benefits of Honeywell, at least 13 months prior to the Participant's Early Retirement or Normal Retirement. Such Spouse's consent must acknowledge the effect of such election and be witnessed by a notary public. If a Participant dies after making such election and prior to his or her Early Retirement or Normal Retirement, the lump sum cash payment shall be made to the Participant's surviving Spouse in accordance with Section 3.5 or Section 3.6, whichever may be applicable, or to the Participant's surviving Children in accordance with Section 3.7.

  4.2 TIME OF PAYMENTS. Benefit payments paid pursuant to Sections 3.1 or 3.2, respectively, shall begin (or, in the event that the Participant has complied with Section 43.1(b), be paid) 30 days after the Participant's Normal Retirement or Early Retirement, as the case may be. Payments pursuant to Section 3.4 of the Plan shall commence 30 days after the later of (a) the last day of the calendar month in which the Participant is determined to be Permanently and Totally Disabled under his or her Base Plan or (b) 6 months after his or her last full day of active employment if he or she elects an immediate disability benefit under his or her Base Plan; but if he or she elects a deferred disability benefit under his or her Base Plan, payments shall commence (or, in the event that the Participant has complied with Section 4.1(b), the present value of such benefits shall be paid) 30 days after his or her Early Retirement or Normal Retirement. Payments pursuant to Section 3.5 and 3.6 of this Plan, shall commence (or, in the event that the Participant has complied with Section 4.1(b), the present value of such benefits shall be paid) 30 days after the Participant's death if he or she was eligible for Early Retirement or 30 days after the date he or she would have attained his or her earliest retirement eligibility under his or her Base Plan. Payments pursuant to
  Section 3.7 of this Plan shall commence (or, in the event that the Participant has complied with Section 4.1(b), the present value of such benefits shall be paid) 30 days after the date of the Participant's death.

  4.3  PAYMENT SUBSEQUENT TO A CHANGE IN CONTROL.
       (a) PAYMENT UPON TERMINATION OF EMPLOYMENT. Notwithstanding any Plan provision to the contrary, if within 3 years subsequent to a Change in Control, a Participant's employment shall be terminated by the Participant for "Good Reason" (as defined in the Honeywell Key Employee Severance Plan) or by the Company other than for "Cause" (as defined in the Honeywell Key Employee Severance Plan) or Permanent and Total Disability, the present value of the benefits payable pursuant to Section 3.3, (utilizing the interest rate and mortality assumptions set forth in Table

            I, which may be modified from time to time by the Board of Directors of Honeywell Inc.) shall be paid as a lump sum cash payment to the Participant on the fifth day after such termination.

       (b) PAYMENT UPON IMPOSITION OF FEDERAL OR STATE TAXES. If subsequent to a Change in Control, any Participant is determined to be subject to Federal or state income tax on any amount accrued on his or her behalf under this Plan prior to the time of payment hereunder, Federal or state taxes attributable to the amount determined to be so taxable shall be distributed by the Plan to such Participant. An amount accrued on his or her behalf under this Plan shall be determined to be subject to Federal income tax upon the earliest of:

            (i) a final determination by the United States Internal Revenue Service (hereinafter referred to as "IRS") addressed to the Participant which is not appealed to the courts;

           (ii) a final determination by the United States Tax Court or any other Federal Court affirming any such determination by the IRS; or

          (iii) an opinion by the Tax Counsel of the Company, addressed to the Company and the Trustee, that, by reason of Treasury Regulations, amendments to the Code, published IRS rulings, court decisions or other substantial precedent, amounts accrued on a Participant's behalf hereunder are subject to Federal or state income tax prior to payment.

       The Company shall undertake at its sole expense to defend any tax claims described herein which are asserted by the IRS or by any state revenue authority against any Participant subsequent to a Change in Control, including attorney fees and costs of appeal, and shall have the sole authority to determine whether or not to appeal any determination made by the IRS, by any state revenue authority or by a lower court. The Company also agrees to reimburse any Participant for any interest or penalties in respect of Federal or state tax claims hereunder upon receipt of documentation of same. Any distributions from this Plan to a Participant under this Section 4.3(b) shall be applied in an equitable manner to reduce Company liabilities to such Participant under the Plans.

  4.4 PAYMENTS SUBSEQUENT TO THE PARTICIPANT'S RETIREMENT. At any time before a Change in Control, a Participant, after he or she has retired under the provisions of the Base Plan on or after December 17, 1991, or the surviving Spouse or beneficiary of the Participant, after the Participant's death subsequent to such retirement on or after December 17, 1991, may elect to receive the present value of such benefits or remaining benefits to which he or she is entitled to under this Plan in one lump sum cash payment at any time after the Participant's date of retirement or death, respectively, as computed as of the last day of the month in which the request is received by the Vice President, Corporate Compensation and Benefits of Honeywell, by utilizing the interest rate and mortality assumptions set forth in Table I, which may be modified from time to time by the Board of Directors of Honeywell Inc., and then reduced by a penalty, which shall be forfeited to the Company which is equal to 10 percent of the present value of any unpaid benefits. Payment of such benefits shall be effected on the last day of the next month following the month in which the request is received.

  ARTICLE V - ADMINISTRATION OF THE PLAN

  5.1 PERSONNEL COMMITTEE. The Plan shall be administered by the Personnel Committee of Honeywell's Board of Directors which shall have the authority to determine Plan eligibility and the amount of Plan benefits to which a Participant or beneficiary is entitled to receive, interpret the Plan, maintain records and issue such regulations as it shall from time to time deem appropriate. The interpretations of such Committee shall be final.

  ARTICLE VI - AMENDMENT AND TERMINATION

  6.1 AMENDMENT AND TERMINATION. The Board of Directors of Honeywell Inc. may amend or terminate the Plan at any time except in the event of a Change in Control as defined in Section 3.3, provided, however, that no such amendment or termination shall adversely affect a benefit payable on the Normal or Early Retirement, death or Permanent and Total Disability of a Participant with respect to the Participant's employment by the Company prior to the date of such amendment or termination unless such benefit is or becomes payable under another plan or practice adopted by such Board of Directors. In the event of a Change in Control as defined in Section 3.3, the Board of Directors may not amend or terminate the Plan in any manner that shall adversely affect a benefit payable on the Normal or Early Retirement, death or Permanent and Total Disability of, or any available optional form of payment to, a Participant for a period of 3 years from such date of the Change in Control. In the event of termination of the Plan, any benefits which have accrued hereunder shall be paid in the form and at the time determined under Section 3.3(a) of the Plan.

  ARTICLE VII - GENERAL CONDITIONS

  7.1 NON-ASSIGNABILITY OF THE RIGHT TO RECEIVE BENEFITS. The right to receive benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process.

  7.2 APPLICABLE LAW. All questions pertaining to the construction, validity and effect of this Plan shall be determined in accordance with the laws of the United States and the State of Minnesota, other than its laws respecting choice of law.

  ARTICLE VIII - FUNDING

  8.1 SOURCE OF PAYMENTS. All payments hereunder shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established since it is the intent to pay benefits as they become payable from operating revenue. The Company may, however, in its sole discretion, establish a separate reserve which may be held by it from which such benefits may be paid. The foregoing shall not preclude the establishment by the Company of a "rabbi trust" or the use of assets contributed to a "rabbi trust" to pay benefits under the Plan.

  8.2 STATUS OF PARTICIPANTS. A Participant shall have no right, title, or interest whatever in or to any investments which the Company may make to aid it in meeting its obligations hereunder. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any beneficiary. To the extent that any person acquires a right to receive payments from the Company, such right shall be no greater than the right of an unsecured creditor.

  8.3 FICA AND FUTA CONTRIBUTIONS ON PLAN BENEFITS. All amounts which have accrued to a Participant under this Plan with respect to a Participant's service with the Company after December 31, 1983, as provided in this
  Section 7.3 shall be considered "wages" for purposes of the Federal Insurance Contribution Act ("FICA") and the Federal Unemployment Tax Act ("FUTA") as of the earliest of (i) the date of the commencement of the Participant's Normal Retirement benefits, Early Retirement benefits, Total and Permanent Disability benefits, or commencement of Pre-retirement Surviving Spouse Benefits to the Participant's spouse or Surviving Children's Benefit to his or her Child or Children ("Benefit Commencement Date"); (ii) the date in 1993 on which an active Participant submitted an application for retirement benefits under the Base Plan or resigned his or her employment with the Company, effective in 1994 but prior to July 1, 1994; or (iii) the date in 1993 on which a specified vested accrued benefit is determined with respect to any other Participant in this Plan who is designated by the Vice President Corporate Human Resources and approved by the Chief Executive Officer of the Company prior to December 31, 1993. Attached hereto as Table II is a list of the Participants described in subparts (ii) and
  (iii) above and the amount of their accrued benefits under this Plan which became vested in 1993, if any.

  Effective with the first payment made under the Plan after December 31, 1990, any amount taken into account as wages with respect to a Participant's Benefit Commencement Date occurring after the applicable effective date specified in the Social Security Amendment of 1983 by reason of this Section 7.3 shall not again be treated as wages for FICA or FUTA purposes. However, no Participant shall be entitled to a refund from the Company of any previously paid FICA or FUTA contributions as a result of the application of this Section 7.3.

  In order to compute the present value of a Participant's benefit under this Plan for purposes of determining the amount of any FICA or FUTA contribution payable with respect to such benefit, such present value shall be determined in accordance with Table I.

  ARTICLE IX - CLAIMS PROCEDURE

  9.1 FILING OF A CLAIM FOR BENEFITS. Upon denial of benefits by the Company, the Participant or the Participant's beneficiary shall make a claim to the Personnel Committee for the benefits provided under the Plan in the manner provided in this Article.

  9.2 NOTIFICATION TO CLAIMANT OF DECISION. If a claim is wholly or partially denied, notice of the decision, meeting the requirements of
  Section 8.3 shall be furnished to the claimant within 90 days after receipt of the claim by the Personnel Committee, unless special circumstances, such as the need to hold a hearing, require an extension of time for processing the claim. If an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the end of the initial 90 day period, indicating the special circumstances requiring the extension and the date by which a final decision is expected. An extension of time shall in no event exceed a period of 90 days from the end of the initial 90 day period. If notice of the denial of a claim is not furnished in accordance with the provisions of this Section, the claim shall be deemed denied and the claimant may proceed with the review procedure set forth in Section 8.3.

  9.3 CONTENT OF NOTICE. The Personnel Committee shall provide to any claimant who is denied a claim for benefits written notice setting forth in a manner calculated to be understood by the claimant, the following:

       (a)  The specific reason or reasons for the denial;

       (b) Specific reference to pertinent provisions of this Plan on which the denial is based;

       (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is necessary; and

       (d) An explanation of this Plan's claim review procedure, as set forth in Sections 8.4 and 8.5, together with any review procedures specified by the Personnel Committee.

  9.4 REVIEW PROCEDURE. The purpose of the review procedures set forth in this Section 8.4 as follows is to provide a procedures by which a claimant under this Plan may have a reasonable opportunity to appeal a denial of a claim to the Personnel Committee for a full and fair review. To accomplish that purpose, the claimant or his or her duly authorized representative:

       (a) May request a review upon written application to the Personnel Committee;

       (b)  May review pertinent documents; and

       (c)  May submit issues and comments in writing.

       A claimant (or his or her duly authorized representative) shall request a review by filing a written application for review with the Personnel Committee at any time within 60 days after receipt by the claimant of written notice of the denial of the claim.

  9.5 DECISION ON REVIEW. A decision of a denied claim shall be made in the following manner:

       (a) The decision on review shall be made by the Personnel Committee (or its delegatee(s), which may in its discretion hold a hearing on the denied claim. The Personnel Committee shall make its decision promptly, and not later than 60 days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished within the time specified, the claim shall be deemed denied on review.

       (b) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent provisions of the Plan on which the decision is based.

                                     TABLE I
                   ACTUARIAL ASSUMPTIONS FOR LUMP SUM PAYMENTS
                       (amended through December 21, 1993)


            The present value of Plan benefits for purposes of Section 4.1(b), Section 4.3(a), and Section 4.4 shall be calculated using the following actuarial assumptions and factors:

                 Interest:           8-1/2 percent per annum discount rate

                 Mortality:          1983 Group Annuity Mortality Table for
                                     healthy males

                                    TABLE II

                      VESTED ACCRUED BENEFITS UNDER THE TRA
                         SERP THROUGH DECEMBER 31, 1993

       The following Participant(s), who were determined in accordance with the provisions of Section 8.3(ii) or Section 8.3(iii) of this Plan, have a vested accrued benefit under this Plan payable at his or her "Social Security Retirement Age", as defined in the Base Plan, in the indicated monthly amounts as calculated on a life annuity basis:

       NAME                               MONTHLY LIFE ANNUITY PAYABLE
                                     AT SOCIAL SECURITY RETIREMENT AGE
       ----------------------------------------------------------

       No Participants were determined to have a vested accrued benefit under this Plan through December 31, 1993.